UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 9, 2018

ACXIOM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-13163	71-0581897
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 E. Dave Ward Drive
Conway, AR 72032
(Address of principal executive offices, including zip code)
 (501) 342-1000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 2—Financial Information
Item 2.02    Results of Operations and Financial Condition

On August 9, 2018, Acxiom Corporation (the “Company”) issued a press release announcing the results of its financial performance for its first quarter ended June 30, 2018. The Company will hold a conference call at 3:30 p.m. CT today to discuss this information further. Interested parties are invited to listen to the call, which will be broadcast via the Internet at www.acxiom.com. The press release is furnished herewith as Exhibit 99.1 and incorporated by reference herein.

Section 8 - Other Events
Item 8.01    Other Events
As previously announced, on July 2, 2018, Acxiom Corporation (the “Company” or “Acxiom”) entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) with The Interpublic Group of Companies, Inc. (“IPG”), LiveRamp, Inc., a wholly owned subsidiary of the Company (“LiveRamp”), and Acxiom Holdings, Inc. (“Holdco”), a newly formed wholly owned subsidiary of the Company. Upon satisfaction of the terms and subject to the conditions set forth in the Purchase Agreement, IPG will acquire the Company’s Acxiom Marketing Solutions business (the “AMS Business”), for $2.3 billion in cash, subject to customary closing adjustments (the “AMS Sale”). Following the AMS Sale, a successor to the Company will continue to operate the Company’s LiveRamp business, an identity technology provider (the “LiveRamp Business”).
Pursuant to the terms of the Purchase Agreement, the consummation of the AMS Sale is conditioned upon, among other things, the expiration or termination of any waiting periods applicable to the consummation of the AMS Sale under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”). On August 3, 2018, the U.S. Federal Trade Commission notified the Company and IPG that early termination of the waiting period under the HSR Act was granted, effective immediately. The consummation of the AMS Sale remains subject to (i) approval by the Company’s stockholders, (ii) the approval or expiration or termination of the applicable waiting period under the German Act Against Restraints of Competition, (iii) completion of a series of internal reorganization transactions, the result of which is that Holdco will directly own each of the Company and LiveRamp, with the Company holding the AMS Business and LiveRamp holding the LiveRamp Business and (iv) the satisfaction or waiver of customary closing conditions set forth in the Purchase Agreement.
Additional Information and Where to Find It
Acxiom filed a preliminary proxy statement on Schedule 14A with the Securities and Exchange Commission (the “SEC”) on August 3, 2018 and intends to file other materials with the SEC, including a proxy statement in definitive form. Promptly after filing its definitive proxy statement with the SEC, Acxiom will mail or otherwise make available the definitive proxy statement and a proxy card to each stockholder entitled to vote at the annual meeting relating to the proposed transaction. ACXIOM STOCKHOLDERS AND OTHER INVESTORS ARE ADVISED TO CAREFULLY READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN RESPECT OF THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE, AS THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Acxiom stockholders and other investors may obtain free copies of the proxy statement and other relevant materials in connection with the proposed transaction (when they become available), along with other documents filed by Acxiom with the SEC, at the SEC’s website (http://www.sec.gov).

Participants in the Solicitation
The directors and executive officers of Acxiom may be deemed to be participants in the solicitation of proxies from the stockholders of Acxiom in connection with the proposed transaction. Information regarding the interests of these directors and executive officers in the transaction described herein will be included in the proxy statement described above. These documents are available free of charge as described in the preceding paragraph.
Legal Notice Regarding Forward-Looking Statements
This information contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 with respect to the proposed transactions by and among Acxiom, IPG, Holdco, and LiveRamp, including statements regarding the benefits of the transaction, the anticipated timing of the transaction, the expected closing of the proposed transactions and future performance and plans of Acxiom. In some cases, you can identify forward-looking statements by terms such as “would,” “could,” “may,” “will,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “might,” “predict,” “potential,” “targets,” “seek,” or “continue,” the negative of these terms or other variations of such terms. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including, but not limited to, the ability to obtain approval of Acxiom’s stockholders, the ability to obtain required regulatory approvals, the ability of the parties to satisfy other conditions to the consummation of the proposed transactions, the occurrence of any event, change or other circumstance that could give rise to the termination of the Purchase Agreement, Contribution Agreement or related transaction documents, the risk that the transaction may involve unexpected costs, liabilities or delays and such other risks as identified in Acxiom’s Annual Report on Form 10-K for the period ended March 31, 2018, as filed with the SEC, which contains and identifies important factors that could cause the actual results to differ materially from those contained in the forward-looking statements. While Acxiom may elect to update forward-looking statements at some point in the future, Acxiom specifically disclaims any obligation to update the forward-looking statements provided to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, and, therefore, you should not rely on these forward-looking statements as representing Acxiom’s views as of any date subsequent to today.

Section 9—Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits

(d)    Exhibits

Exhibit Number	Description
99.1	Press Release of the Company dated August 9, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 9, 2018

ACXIOM CORPORATION

By:    /s/ Jerry C. Jones
Name:    Jerry C. Jones

Title:	Chief Ethics and Legal Officer & Executive Vice President